As filed with the Securities and Exchange Commission on _________, 2007

                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------
                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under
                           The Securities Act of l933

                                   ----------

                  GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.
                  --------------------------------------------
               (Exact name of issuer as specified in its charter)

                                   ----------

           Colorado                                               47-0811483
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          23760 Oakfield Road
            Hidden Hills, CA                                         91302
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)

                           Incentive Stock Option Plan
                         Non-Qualified Stock Option Plan
                                Stock Bonus Plan
                         -------------------------------
                              (Full Title of Plan)

                                   David Dadon
                  Global Entertainment Holdings/Equities, Inc.
                               23760 Oakfield Road
                             Hidden Hills, CA 91302
                  --------------------------------------------
                     (Name and address of agent for service)

                                 (818) 884-2777
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

           Copies of all communications, including all communications sent to agent for service to:
                              William T. Hart, Esq.
                                 Hart & Trinen
                             l624 Washington Street
                             Denver, Colorado 80203
                                 (303) 839-0061

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
                                         Proposed      Proposed
 Title of                                maximum        maximum
securities                Amount         offering      aggregate      Amount of
  to be                    to be          price        offering     registration
registered              registered(1)   per share(2)     price           fee
--------------------------------------------------------------------------------
Common Stock issuable
pursuant to  Incentive
Stock Option Plan         10,000,000       $0.22      $2,200,000        $67.54
--------------------------------------------------------------------------------
Common Stock issuable
pursuant to
Non-Qualified
Stock Option Plan         25,000,000       $0.22      $5,500,000       $168.85
--------------------------------------------------------------------------------
Common Stock issuable
pursuant to Stock
Bonus Plan               100,000,000       $0.22     $22,000,000       $675.40
                                                                       -------
                                                                       $911.79
                                                                       =======
--------------------------------------------------------------------------------

(1) This Registration Statement also covers such additional number of shares, presently undeterminable, as may become issuable under the Stock Bonus Plan in the event of stock dividends, stock splits, recapitalizations or other changes in the Company's common stock. The shares subject to this Registration Statement are shares granted pursuant to the Company's Stock Bonus Plan all of which may be reoffered in accordance with the provisions of Form S-8.

(2) Varied, but not less than the fair market value on the date that the options were or are granted. Pursuant to Rule 457(g), the proposed maximum offering price per share and proposed maximum aggregate offering price are based upon closing price of the Company's common stock on July 16, 2007.

                  GLOBAL ENTERTAINMENT HOLDINGS/EQUITIES, INC.

               Cross Reference Sheet Required Pursuant to Rule 404

                                     PART I
                       INFORMATION REQUIRED IN PROSPECTUS

(NOTE: Pursuant to instructions to Form S-8, the Prospectus described below is not required to be filed with this Registration Statement.)

Item
 No.          Form S-8 Caption                            Caption in Prospectus
----          ----------------                            ---------------------
  1.          Plan Information

              (a)   General Plan Information              Stock Option and Bonus Plans

              (b)   Securities to be Offered              Stock Option and Bonus Plans

              (c)   Employees who may Participate         Stock Option and Bonus Plans
                    in the Plan

              (d)   Purchase of Securities Pursuant       Stock Option and Bonus Plans
                    to the Plan and Payment for
                    Securities Offered

              (e)   Resale Restrictions                   Resale of Shares by Affiliates

              (f)   Tax Effects of Plan                   Stock Option and Bonus Plans
                    Participation

              (g)   Investment of Funds                   Not Applicable.

              (h)   Withdrawal from the Plan;             Other Information Regarding the Plans
                    Assignment of Interest

              (i)   Forfeitures and Penalties             Other Information Regarding the Plans

              (j)   Charges and Deductions and            Other Information Regarding the Plans
                    Liens Therefore

  2.          Registrant Information and Employee         Available Information,
              Plan Annual Information                     Documents Incorporated by Reference

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 3 - Incorporation of Documents by Reference
------------------------------------------------

The following documents filed by the Company with the Securities and Exchange Commission are incorporated by reference in this Registration Statement: Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Report on Form 10-Q for the three months ended March 31, 2007. All reports and documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement of which this Prospectus is a part which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Prospectus and to be a part thereof from the date of filing of such reports or documents.

Item 4 - Description of Securities
----------------------------------

         Not required.

Item 5 - Interests of Named Experts and Counsel
-----------------------------------------------

         Not Applicable.

Item 6 - Indemnification of Directors and Officers
--------------------------------------------------

The Bylaws of the Company provide in substance that the Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was a director, officer, employee, fiduciary or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person to the full extent permitted by the laws of the state of Colorado; and that expenses incurred in defending any such civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of such director, officer or employee to repay such amount to the Company unless it shall ultimately be determined that such person is entitled to be indemnified by the Company as authorized in the Bylaws.

Item 7 - Exemption for Registration Claimed
-------------------------------------------

         Not Applicable

Item 8 - Exhibits
-----------------

4  - Instruments Defining Rights of
     Security Holders

   (a) -  Common Stock                      Incorporated by reference to
                                            Exhibit 3 filed with the Company's
                                            registration statement on Form 10-SB
                                            and Exhibit 3 filed with the
                                            Company's 8-K report filed on
                                            September 22, 2006.

   (b) -  Incentive Stock Option Plan       Filed herewith

   (c) -  Non-Qualified Stock Option Plan   Filed herewith

   (d) -  Stock Bonus Plan                  Filed herewith

5    - Opinion Regarding Legality           Filed herewith

23.1 - Consent of Independent
       Registered Public
       Accounting Firm                      Filed herewith

23.2 - Consent of Attorneys                 Filed herewith

24   - Power of Attorney                    Included in the signature page of
                                            this Registration Statement

99   - Additional Exhibits
       (Re-Offer Prospectus)                To be filed by amendment

Item 9 - Undertakings
---------------------

         (a) The undersigned registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                 (i) to include any prospectus required by Section l0(a)(3) of the Securities Act of l933;

                 (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                 (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change in such information in the registration statement;

                       Provided, however, that paragraphs (a)(l)(i) and
                       (a)(l)(ii) will not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section l3 or Section l5(d) of the Securities Act of l934.

             (2) That, for the purpose of determining any liability under the Securities Act of l933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of l933, each filing of the registrant's Annual Report pursuant to Section l3(a) or Section l5(d) of the Securities Exchange Act of l934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section l5(d) of the Securities Exchange Act of l934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints David Dadon and Jacob Dadon, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes or substitute may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of l933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Vienna, State of Virginia, on February 16, 2007.

                                            GLOBAL ENTERTAINMENT
                                            HOLDINGS/EQUITIES, INC.

                                            By: /s/ Jacob Dadon
                                               ---------------------------------
                                               Jacob Dadon, President and
                                               Chief Executive Officer

                                            By: /s/ David Dadon
                                               ---------------------------------
                                               David Dadon, Principal Financial
                                               and Accounting Officer

         Pursuant to the requirements of the Securities Act of l933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                          Title                           Date
---------                          -----                           ----

/s/ Jacob Dado                    Director                    July 18, 2007
--------------------------
Jacob Dadon


/s/ Lydia Dadon                   Director                    July 18, 2007
--------------------------
Lydia Dadon


/s/ David Dadon                   Director                    July 18, 2007
--------------------------
David Dadon

                                    FORM S-8

                  Global Entertainment Holdings/Equities, Inc.
                               23760 Oakfield Road
                             Hidden Hills, CA 91302

                                    EXHIBITS

4  - Instruments Defining Rights of
     Security Holders

   (a) -  Common Stock                      Incorporated by reference to
                                            Exhibit 3 filed with the Company's
                                            registration statement on Form 10-SB
                                            and Exhibit 3 filed with the
                                            Company's 8-K report filed on
                                            September 22, 2006.

   (b) -  Incentive Stock Option Plan       Filed herewith

   (c) -  Non-Qualified Stock Option Plan   Filed herewith

   (d) -  Stock Bonus Plan                  Filed herewith

5    - Opinion Regarding Legality           Filed herewith

23.1 - Consent of Independent
       Registered Public
       Accounting Firm                      Filed herewith

23.2 - Consent of Attorneys                 Filed herewith

24   - Power of Attorney                    Included in the signature page of
                                            this Registration Statement

99   - Additional Exhibits
       (Re-Offer Prospectus)                To be filed by amendment